CAPITAL ONE MASTER TRUST (RECEIVABLES)
MONTHLY PERIOD : JANUARY 2001

Beginning of the Month Principal Receivables :                                                                   15,618,938,755.94
                                                                                                               --------------------
Beginning of the Month Finance Charge Receivables :                                                                 488,874,239.20
                                                                                                               --------------------
Beginning of the Month Discounted Receivables :                                                                               0.00
                                                                                                               --------------------
Beginning of the Month Total Receivables :                                                                       16,107,812,995.14
                                                                                                               --------------------

Removed Principal Receivables :                                                                                               0.00
                                                                                                               --------------------
Removed Finance Charge Receivables :                                                                                          0.00
                                                                                                               --------------------
Removed Total Receivables :                                                                                                   0.00
                                                                                                               --------------------

Additional Principal Receivables :                                                                                  761,738,022.25
                                                                                                               --------------------
Additional Finance Charge Receivables :                                                                              49,370,506.32
                                                                                                               --------------------
Additional Total Receivables :                                                                                      811,108,528.57
                                                                                                               --------------------

Discounted Receivables Generated this Period                                                                                  0.00
                                                                                                               --------------------

End of the Month Principal Receivables :                                                                         15,236,553,343.90
                                                                                                               --------------------
End of the Month Finance Charge Receivables :                                                                       492,773,911.18
                                                                                                               --------------------
End of the Month Discounted Receivables :                                                                                     0.00
                                                                                                               --------------------
End of the Month Total Receivables :                                                                             15,729,327,255.08
                                                                                                               --------------------

Excess Funding Account Balance                                                                                                0.00
                                                                                                               --------------------
Adjusted Invested Amount of all Master Trust Series                                                              14,032,976,677.68
                                                                                                               --------------------

End of the Month Seller Percentage                                                                                           7.90%
                                                                                                               --------------------

CAPITAL ONE MASTER TRUST (DELINQUENCIES AND LOSSES)
MONTHLY PERIOD : JANUARY 2001
                                                                                          ACCOUNTS                  RECEIVABLES
                                                                                          --------                  -----------

End of the Month Delinquencies :

     30 - 59 Days Delinquent                                                                250,890.00              240,444,745.88
                                                                                       ----------------        --------------------
     60 - 89 Days Delinquent                                                                142,442.00              149,726,983.94
                                                                                       ----------------        --------------------
     90 + Days Delinquent                                                                   228,099.00              269,994,358.39
                                                                                       ----------------        --------------------

     Total 30 + Days Delinquent                                                             621,431.00              660,166,088.21
                                                                                       ----------------        --------------------

     Delinquencies 30 + Days as a Percent of End of theM onth Total Receivables                                              4.20%
                                                                                                               --------------------

Defaulted Accounts During the Month                                                          63,339.00               48,355,151.29
                                                                                       ----------------        --------------------

Annualized Default Rate as a Percent of Beginning of the Month Principal Receivables                                         3.72%
                                                                                                               --------------------

CAPITAL ONE MASTER TRUST (COLLECTIONS)
MONTHLY PERIOD : JANUARY 2001                                                             COLLECTIONS               PERCENTAGES
                                                                                          -----------               -----------

Total Collections and Gross Payment Rate                                               2,780,112,290.98                     17.26%
                                                                                      ------------------       --------------------

Collections of Principal Receivables and Principal Payment Rate                        2,479,180,073.71                     15.87%
                                                                                      ------------------       --------------------

     Prior Month Billed Finance Charge and Fees                                          222,340,790.33
                                                                                      ------------------
     Amortized AMF Income                                                                 26,244,410.02
                                                                                      ------------------
     Interchange Collected                                                                27,863,216.23
                                                                                      ------------------
     Recoveries of Charged Off Accounts                                                   18,160,342.56
                                                                                      ------------------
     Collections of Discounted Receivables                                                         0.00
                                                                                      ------------------

Collections of Finance Charge Receivables and Annualized Yield                           294,608,759.14                     22.63%
                                                                                      ------------------       --------------------

CAPITAL ONE MASTER TRUST (AMF COLLECTIONS)
MONTHLY PERIOD : JANUARY 2001

Beginning Unamortized AMF Balance                                                                                    98,768,844.23
                                                                                                               --------------------
+        AMF Slug for Added Accounts                                                      41,772,136.45
                                                                                      ------------------
+        AMF Collections                                                                  32,567,868.15
                                                                                      ------------------
-        Amortized AMF Income                                                             26,244,410.02
                                                                                      ------------------
Ending Unamortized AMF Balance                                                                                      146,864,438.81
                                                                                                               --------------------




                                                     /s/ Tom Feil
                                                     --------------------------
                                                     Tom Feil
                                                     Director of Securitization


                                                                    Page 8 of 45